UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 15, 2025

CAPITAL BANCORP, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-38671	52-2083046
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(IRS Employer Identification No.)
2275 Research Boulevard, Suite 600, Rockville, Maryland 20850
(Address of principal executive offices) (Zip Code)
(301) 468-8848
Registrant’s telephone number, including area code

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	CBNK	NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders
At the Annual Meeting of Stockholders of Capital Bancorp, Inc. (the “Company”) held on May 15, 2025 (the “Annual Meeting”), the Company’s stockholders voted on: (i) the election of four Class II director nominees and one Class III director nominee (Proposal 1); (ii) a non-binding advisory vote to approve the compensation of the Company’s Named Executive Officers (Proposal 2); (iii) the approval of the amendment to the Company's 2017 Stock and Incentive Compensation Plan to increase the number of shares available for grant under such plan (Proposal 3); and (iv) the ratification of the appointment of Elliott Davis, PLLC as the Company’s independent registered public accounting firm for fiscal year ending December 31, 2025 (Proposal 4).

These matters were submitted to the stockholders for a vote through the solicitation of proxies in accordance with the Company's Definitive Proxy Statement. Each of the proposals is described in further detail in the Company’s Definitive Proxy Statement. Other than the four proposals addressed herein and described in the Company’s Definitive Proxy Statement, no other proposal was submitted at the Annual Meeting for stockholder action.

On the record date for the Annual Meeting, there were 16,656,649 shares of the Company's common stock issued, outstanding, and entitled to vote. Stockholders holding 13,530,916 shares of the Company’s common stock were present at the Annual Meeting, in person or represented by proxy. At the Annual Meeting, the common stockholders elected Messrs. Barry, Brannan and Levitt and Ms. Ratner-Salzberg as Class II directors to serve a term expiring in 2028 and Mr. McConnell as a Class III director to serve a term expiring in 2026. The final results of voting on each of the matters submitted to a vote of common stockholders during the Annual Meeting are as follows:

Proposal 1 – To elect four Class II directors to serve for a three-year term ending at the 2028 Annual Meeting of Stockholders or until their successor is duly elected and qualified and one Class III director to serve for a one-year term ending at the 2026 Annual Meeting of Stockholders or until their successor is duly elected and qualified:

CLASS II DIRECTOR NOMINEES	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Edward F. Barry	10,287,203	319,868	568	2,923,277
C. Scott Brannan	10,239,199	367,064	1,376	2,923,277
Randall J. Levitt	10,051,768	555,293	578	2,923,277
Deborah Ratner-Salzberg	8,031,161	2,507,068	69,410	2,923,277

CLASS III DIRECTOR NOMINEE	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Marc McConnell	10,382,429	184,321	40,889	2,923,277

Proposal 2 – Approval of a non-binding advisory vote to approve the compensation of the Company's Named Executive Officers:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
10,008,613	417,318	181,708	2,923,277

Proposal 3 – Approval of the amendment to the Company's 2017 Stock and Incentive Compensation Plan to increase the number of shares available for grant under such plan:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
6,747,630	3,853,333	6,676	2,923,277

Proposal 4 – The ratification of the appointment of Elliott Davis, PLLC as the Company’s independent registered public accounting firm for fiscal year ending December 31, 2025.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
13,438,059	88,078	4,779	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPITAL BANCORP, INC.

Date: May 20, 2025	By: /s/ Dominic Canuso
Name: Dominic Canuso
Title: Chief Financial Officer

3